UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2024

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 31, 2024, IDEXX Laboratories, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the U.S. Securities and Exchange Commission (“SEC”), which included as Exhibit 99.1 to the Original 8-K an earnings release (the “Original Earnings Release”). The Company is filing this Amendment No. 1 to the Original Form 8-K (the “Amended 8-K”) solely to correct the range of projected 2024 comparable operating profit margin expansion set forth in the “2024 Growth and Financial Performance Outlook” section of the Company’s Original Earnings Release. All other information contained in the Original 8-K, including the Original Earnings Release included as an exhibit thereto, remains unchanged.

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2024, the Company filed the Original 8-K, which included the Original Earnings Release. This Amended 8-K replaces the Original Earnings Release with the amended earnings release, which is attached as Exhibit 99.1 to the Amended 8-K (the “Amended Earnings Release”).

This Amended Earnings Release corrects and replaces the range of projected 2024 comparable operating profit margin expansion of 70 to 100 basis points set forth in the “2024 Growth and Financial Performance Outlook” section of the Company’s Original Earnings Release with 30 to 60 basis points. All other information contained in the Original Earnings Release remains unchanged. See “Note Regarding Forward-Looking Statements” and “Statement Regarding Non-GAAP Financial Measures” for additional information.

In accordance with general instructions to Form 8-K, the information in this Amended 8-K and the Exhibit 99.1 attached hereto is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed.

Exhibit No.	Description of Exhibit

99.1	Press Release entitled “IDEXX Laboratories Announces Third Quarter Results,” issued by the Company on October 31, 2024 (corrected).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: October 31, 2024	By:	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President, Chief Financial Officer and Treasurer

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